Exhibit 32.0

SECTION 1350 CERTIFICATION OF THE
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Each of Benjamin L. Denny, President and Chief Executive Officer and Mark A. Taylor, Senior Vice President and Chief Financial Officer of Century Next Financial Corporation (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
The Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Sections 78m(a) or 78o(d); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 21, 2012	By:	/s/ Benjamin L. Denny
Benjamin L. Denny
President and Chief Executive Officer

Date: March 21, 2012	By:	/s/ Mark A. Taylor
Mark A. Taylor
Senior Vice President and Chief Financial Officer

Note:
A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Century Next Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.